                                                              EXHIBIT 9 (a)(vi)

                        NOTICE OF GUARANTEED DELIVERY
                                FOR TENDER OF
                  REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                     AND
              SERIES B REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                      OF
                         MAXCOR FINANCIAL GROUP INC.

         This form or one substantially equivalent hereto, or an Agent's Message with respect to guaranteed delivery, must be used to accept the Exchange Offer of Maxcor Financial Group Inc. ("Company") made pursuant to the Prospectus dated October 16, 1997 ("Prospectus") and the accompanying Letter of Transmittal, if certificates for the Warrants are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to 12:00 Midnight, New York City time, on the Expiration Date of the Exchange Offer or if the procedures for book-entry transfer cannot be completed on a timely basis. This form may be delivered by hand or transmitted by facsimile transmission or by mail to the Exchange Agent. See "THE EXCHANGE OFFER--Procedures for Tendering" and "--Guaranteed Delivery Procedure" in the Prospectus. Defined terms used in this Notice of Guaranteed Delivery without separate definition shall have the meaning herein as is assigned to such terms in the Prospectus.

                               EXCHANGE AGENT:
                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                By Mail:                          By Overnight Courier:                          By Hand:
       Continental Stock Transfer               Continental Stock Transfer             Continental Stock Transfer &
            & Trust Company                          & Trust Company                           Trust Company
               2 Broadway                               2 Broadway                        2 Broadway, 19th Floor
           New York, NY 10004                       New York, NY 10004                      New York, NY 10004
    Attn: Reorganization Department          Attn: Reorganization Department          Attn: Reorganization Department
     (registered or certified mail
              recommended)

                                                        By Facsimile:
                                                 Continental Stock Transfer
                                                     & Trust Company
                                             Attn: Reorganization Department
                                                  Fax No. (212) 509-5150
                                              (For Eligible Institutions Only)
                                                   Confirm by telephone:
                                               Telephone no. (212) 509-4000,
                                                          ext. 535


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN

AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal itself.

Ladies & Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, as each may be amended from time to time, the Series and number of Warrants set forth below, pursuant to the guaranteed delivery procedure set forth under the caption "THE EXCHANGE OFFER--Guaranteed Delivery Procedure" in the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Warrants as set forth in the Letter of Transmittal.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                           PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or     Name(s) of Registered Holder(s):
Authorized Signatory:

________________________________________    ____________________________________

________________________________________    ____________________________________
                                                       (Please Print)

Warrants Tendered Hereby:

                                              Address:_________________________

Series A Warrants

Certificate Warrant Nos. (if available)______ __________________________________

_____________________________________________ Tel. No.(s)_______________________

Number of Warrants Tendered__________________ If Warrants will be delivered by book-entry transfer through the
_____________________________________________ Depository Trust Company, check the box below and provide account
                                              number.

Series B Warrants
Certificate Warrant Nos. (if available)______ // The Depository Trust Company
                                                 Account Number:________________

_____________________________________________ __________________________________


Number of Warrants Tendered__________________
                                              Dated:____________________________

_____________________________________________

                                  GUARANTEE
                  (Not to be used for signature guarantees)

         The undersigned, a financial institution (a commercial bank, savings and loan association, credit union or brokerage house) that is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (a) represents that each holder of Warrants on whose behalf this tender is being made "own(s)" the Warrants covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that the tender of Warrants effected hereby complies with such Rule 14e-4, and
(c) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, (i) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery of Warrants, together with (ii) either certificates representing the Warrants tendered hereby in proper form for transfer or timely confirmation of the book-entry transfer of such Warrants into the Exchange Agent's account at the Depository Trust Company, and (iii) any other required documents, will be deposited by the undersigned with the Exchange Agent.

         The undersigned acknowledges that it must deliver the Letter of Transmittal and Warrants tendered hereby to the Exchange Agent within the time set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:_________________________               Authorized Signature:

Address:______________________________               ___________________________

_____________________________________                Print Name:________________

Area Code and Telephone No:____________              Title:_____________________

_____________________________________                Date:______________________

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